Exhibit 99.1

Atlas Energy Solutions Announces Order of 240 Megawatts of Power Generation Equipment to Provide Long-term Power Solutions

Austin, TX – November 3, 2025 – Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) today announced that it has placed an order of 240 megawatts (“MW”) of power generation equipment from a blue-chip equipment provider to facilitate the evolution of its power business into a provider of long-term power solutions to a diversified customer base scanning the breadth of the economy. The equipment package will feature units with nameplate capacity of 4 MW per engine and is scheduled to be delivered in late 2026.

John Turner, President & CEO, commented, “The pace at which customer demand for long-term power solutions is growing continues to accelerate. Over the past few months, our tangible opportunity set has expanded and continues to do so daily. To meet this demand, we found it necessary to commit to near-term equipment orders. With this package, we expect to meet our target of 400 MW of power generation capacity deployed by early 2027, the majority of which we expect to be under long-term contracts. While this is our first order of power equipment that is designed to be installed in long-term, behind-the-meter applications, based on customer conversations, I expect it to the first of multiple orders as we continue to establish ourselves as a trusted partner in the power solutions space.”

About Atlas Energy Solutions

Atlas Energy Solutions Inc. (NYSE: AESI) is a leading solutions provider to the energy industry. Atlas’s portfolio of offerings includes oilfield logistics, distributed power systems, and the largest proppant supply network in the Permian Basin. With a focus on leveraging technology, automation, and remote operations to enhance efficiencies, Atlas is centered on a core mission of improving human access to the hydrocarbons that power our lives and, by doing so, maximizing value creation for our shareholders.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to statements regarding: the anticipated financial performance of Atlas following the recent acquisition of Moser Energy Systems (the “Moser Acquisition”), expected growth and opportunities in our power business, expected accretion to Adjusted EBITDA, expectations regarding the leverage and dividend profile and expectations of Atlas, our plans and expectations regarding our stock repurchase program; the expected synergies and efficiencies to be achieved as a result of the Moser Acquisition; expansion and growth of Atlas’s business following the Moser Acquisition, our business strategy, industry, future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether the Moser Acquisition will achieve its anticipated benefits and projected synergies within the expected time period or at all; Atlas’s ability to integrate Moser’s operations in a successful manner and in the expected time period; unforeseen or unknown liabilities, future capital expenditures and potential litigation relating to the Moser Acquisition; unexpected future capital expenditures; our ability to successfully execute our stock repurchase program or implement future stock repurchase programs; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; changes in tariffs, trade barriers, price and exchange controls and other regulatory requirements, including such changes that may be implemented by U.S. and foreign governments; our ability to complete growth projects, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K, filed with the SEC on February 25, 2025 and Quarterly Reports on Form 10-Q, filed with the SEC on May 6, 2025 and August 5, 2025, respectively, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Contact

Kyle Turlington

5918 W Courtyard Drive, Suite #500
Austin, Texas 78730
United States
T: 512-220-1200
IR@atlas.energy